Filed Pursuant to Rule 497(e)

Cook & Bynum Funds Trust

The Cook & Bynum Fund (the “Fund”)

Supplement dated July 24, 2017
to the Prospectus and Statement of Additional Information (“SAI”)
Dated January 30, 2017

This supplement serves as notification of the following change:

Change in Portfolio Manager for the Fund

Effective as of July 24, 2017, Richard P. Cook assumed sole responsibility for the day-to-day portfolio management of the Fund after previously sharing the role with J. Dowe Bynum.  Mr. Bynum is on medical leave and plans to return to his portfolio management role as soon as he is fully able.

If you have any questions, please call the Fund at 1-877-839-COBY (2629).

Please retain this supplement for future reference.